December 2, 2019

BNY MELLON INVESTMENT FUNDS I

BNY Mellon Small Cap Value Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund is managed by a team of portfolio managers employed by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) and Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan J. Piskorowski, CFA and Nicholas Cohn.  Mr. Corrado and Ms. Brandaleone have been primary portfolio managers of the fund since February 2000.  Mr. Piskorowski has been a primary portfolio manager of the fund since October 2014.  Mr. Cohn has been a primary portfolio manager of the fund since December 2019.  Mr. Corrado is a senior managing director and lead portfolio manager for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  Ms. Brandaleone is a director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  Mr. Piskorowski is a director and portfolio manager for the U.S. small-cap core strategy and an investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  Mr. Cohn is a portfolio manager and senior research analyst for the active equity strategies at Mellon.

The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Investment decisions for the fund are made by a team of portfolio managers employed by BNYM Investment Adviser and Mellon, an affiliate of BNYM Investment Adviser.  The team members who are jointly and primarily responsible for managing the fund's portfolio are Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan J. Piskorowski, CFA and Nicholas Cohn.  Mr. Corrado and Ms. Brandaleone have been primary portfolio managers of the fund since February 2000.  Mr. Piskorowski has been a primary portfolio manager of the fund since October 2014.  Mr. Cohn has been a primary portfolio manager of the fund since December 2019.  Mr. Corrado is a senior managing director and lead portfolio manager for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  He has been employed by Mellon or a predecessor company since 2003, and by BNYM Investment Adviser since 2003.  Ms. Brandaleone is a director, portfolio manager and investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  She has been employed by Mellon or a predecessor company since 2003, and by BNYM Investment Adviser since 2003.  Mr. Piskorowski is a director and portfolio manager for the U.S. small-cap core strategy and an investment research analyst for the U.S. small-cap value and U.S. small/mid-cap value strategies at Mellon.  He has been employed by Mellon or a predecessor company since 2006, and by BNYM Investment Adviser since 2014.  Mr. Cohn is a portfolio manager and senior research analyst for the active equity strategies at Mellon.  He has been employed by Mellon or a predecessor company since May 2015, and by BNYM Investment Adviser since December 2019.  Prior to joining Mellon, he was employed as an equity research analyst at BlackRock, Inc. from August 2012 to May 2015.  The portfolio managers manage the fund in their capacity as employees of BNYM Investment Adviser.

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